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                                                                   EXHIBIT 10.11










                           2004 WCA WASTE CORPORATION

                                 INCENTIVE PLAN



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                           2004 WCA WASTE CORPORATION
                                 INCENTIVE PLAN

                                TABLE OF CONTENTS

ARTICLE I INTRODUCTION............................................................................................1

   1.1      Purpose...............................................................................................1

   1.2      Definitions...........................................................................................1

   1.3      Shares Subject to the Plan............................................................................5

   1.4      Administration of the Plan............................................................................6

   1.5      Granting of Awards to Participants....................................................................6

   1.6      Leave of Absence......................................................................................6

   1.7      Term of Plan..........................................................................................6

   1.8      Amendment and Discontinuance of the Plan..............................................................7

ARTICLE II NON-QUALIFIED OPTIONS..................................................................................7

   2.1      Eligibility...........................................................................................7

   2.2      Exercise Price........................................................................................7

   2.3      Terms and Conditions of Non-Qualified Options.........................................................7

   2.4      Option Repricing......................................................................................9

   2.5      Vesting...............................................................................................9

ARTICLE III NON-EMPLOYEE DIRECTOR OPTIONS.........................................................................9

   3.1      Eligibility and Maximum...............................................................................9

   3.2      Automatic Initial Grants..............................................................................9

   3.3      Additional Grants....................................................................................10

   3.4      Exercise Price.......................................................................................10

   3.5      Vesting..............................................................................................10

ARTICLE IV INCENTIVE OPTIONS.....................................................................................10

   4.1      Eligibility..........................................................................................10

   4.2      Exercise Price.......................................................................................10

   4.3      Dollar Limitation....................................................................................10

   4.4      10% Stockholder......................................................................................11

   4.5      Incentive Options Not Transferable...................................................................11

   4.6      Compliance with Code Section 422.....................................................................11

   4.7      Limitations on Exercise..............................................................................11

ARTICLE V PURCHASED STOCK........................................................................................11

   5.1      Eligibility..........................................................................................11

   5.2      Purchase Price.......................................................................................11

   5.3      Payment of Purchase Price............................................................................11

ARTICLE VI BONUS STOCK...........................................................................................12

ARTICLE VII STOCK APPRECIATION RIGHTS AND PHANTOM STOCK..........................................................12

   7.1      Stock Appreciation Rights............................................................................12

   7.2      Phantom Stock Awards.................................................................................13

ARTICLE VIII RESTRICTED STOCK....................................................................................13

   8.1      Eligibility..........................................................................................13

   8.2      Restrictions, Restricted Period and Vesting..........................................................13

   8.3      Forfeiture of Restricted Stock.......................................................................14

   8.4      Delivery of Shares of Common Stock...................................................................14

ARTICLE IX PERFORMANCE AWARDS....................................................................................14

   9.1      Performance Awards...................................................................................14

   9.2      Performance Goals....................................................................................15

ARTICLE X OTHER STOCK OR PERFORMANCE-BASED AWARDS................................................................16

                                       ii
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
ARTICLE XI CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS...........................................................17

   11.1     General..............................................................................................17

   11.2     Stand-Alone, Additional, Tandem and Substitute Awards................................................17

   11.3     Term of Awards.......................................................................................17

   11.4     Form and Timing of Payment under Awards; Deferrals...................................................18

   11.5     Vested and Unvested Awards...........................................................................18

   11.6     Exemptions from Section 16(b) Liability..............................................................18

   11.7     Securities Requirements..............................................................................19

   11.8     Transferability......................................................................................19

   11.9     Rights as a Stockholder..............................................................................19

   11.10    Listing and Registration of Shares of Common Stock...................................................20

   11.11    Termination of Employment, Death, Disability and Retirement..........................................20

   11.12    Change in Control....................................................................................21

ARTICLE XII WITHHOLDING FOR TAXES................................................................................22

ARTICLE XIII MISCELLANEOUS.......................................................................................23

   13.1     No Rights to Awards or Uniformity Among Awards.......................................................23

   13.2     Conflicts with Plan..................................................................................23

   13.3     No Right to Employment...............................................................................23

   13.4     Governing Law........................................................................................23

   13.5     Gender, Tense and Headings...........................................................................23

   13.6     Severability.........................................................................................23

   13.7     Other Laws...........................................................................................23

   13.8     Shareholder Agreements...............................................................................23

   13.9     Funding..............................................................................................23

   13.10    No Guarantee of Tax Consequences.....................................................................24

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                           2004 WCA WASTE CORPORATION
                                 INCENTIVE PLAN


                                   ARTICLE I
                                  INTRODUCTION

         1.1 PURPOSE. The 2004 WCA Waste Corporation Incentive Plan (the "Plan") is intended to promote the interests of WCA Waste Corporation, a Delaware corporation (the "Company"), and its stockholders by encouraging Employees, Consultants and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "Board") also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.

         1.2 DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

         "Affiliate" means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any "parent corporation" of the Company (as defined in section 424(e) of the Code), (iii) any "subsidiary corporation" of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

         "Awards" means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Performance Awards, or Other Stock or Performance-Based Awards.

         "Board" means the board of directors described in Section 1.1 of the Plan.

         "Bonus Stock" means Common Stock described in Article VI of the Plan.

         "Change of Control" shall be deemed to have occurred upon any of the following events:

         (a) any "person" (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate, (iv) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a "Person"), becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

         (b) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

         (c) the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

         (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

         (e) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

         "Committee" means the compensation committee of the Board which shall consist of not less than two independent members of the Board, each of whom shall qualify as a "non-employee director" (as that term is defined in Rule 16b-3 of the General Rules and Regulations under the Exchange Act) appointed by and serving at the pleasure of the Board to administer the Plan or, if none, the independent members of the Board; provided, however, that with respect to any Award granted to a Covered Employee which is intended to be "performance-based compensation" as described in Section 162(m)(4)(C) of the Code, the Committee shall consist solely of two or more "outside directors" as described in Section 162(m)(4)(C)(i) of the Code.

         "Common Stock" means the common stock, $.01 par value per share, of the Company.

         "Company" means the corporation described in Section 1.1 of the Plan or any successor thereto which assumes and continues the Plan.

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         "Consultant" means any individual, other than a Director or an
Employee, who renders consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction.

         "Covered Employee" shall mean any of the Chief Executive Officer of the Company and the four highest paid officers of the Company other than the Chief Executive Officer, as described in Section 162(m)(3) of the Code.

         "Disability" means an inability to perform the Employee's or Non-Employee Director's material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant's disability.

         "Effective Date" means, with respect to the Plan, the date that the Plan is (a) adopted by the Board and (b) approved by shareholders of the Company, provided that such shareholder approval occurs not more than one year prior to or after the date of such adoption. The provisions of the Plan are applicable to all Awards granted on or after the Effective Date.

         "Employee" means any employee of the Company or an Affiliate.

         "Employment" includes any period in which a Participant is an Employee of the Company or an Affiliate.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" or "FMV Per Share" mean, with respect to shares of Common Stock, the fair market value of such shares determined in good faith by the Committee, which may be conclusively deemed by the Committee to be the closing sales price (or, if applicable, the highest reported bid price) of a share of Common Stock on the applicable date (or if there is no trading in the Common Stock on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If such shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee using any fair and reasonable means selected in the Committee's discretion.

         "Incentive Option" means any option that satisfies the requirements of Code Section 422 and is granted pursuant to Article IV of the Plan.

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         "Incumbent Board" means the Board described in paragraph (e) of the definition of Change of Control under Section 1.2 of the Plan.

         "Non-Employee Director" means a person who is a member of the Board but who is neither an Employee nor a Consultant of the Company or any Affiliate.

         "Non-Employee Director Option" means an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article III of the Plan.

         "Non-Qualified Option" means an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article II of the Plan.

         "Option" means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Stock Option, or both, as applicable.

         "Option Expiration Date" means the date determined by the Committee, which shall not be more than ten years after the date of grant of an Option.

         "Optionee" means a Participant who has received or will receive an Option.

         "Other Stock or Performance-Based Award" means an award granted pursuant to Article X of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.

         "Participant" means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.

         "Performance Award" means an Award granted pursuant to Article IV of the Plan, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.

         "Phantom Stock" means an Award, granted pursuant to Article VII of the Plan, of the right to receive (a) shares of Common Stock issued at the end of a Restricted Period, (b) the Fair Market Value of shares of Common Stock paid in cash at the end of a Restricted Period or (c) a combination of shares of Common Stock and cash, as determined by the Committee, at the end of a Restricted Period.

         "Plan" means the plan described in Section 1.1 of the Plan and set forth in this document, as amended from time to time.

         "Purchased Stock" means a right to purchase Common Stock granted pursuant to Article V of the Plan.

         "Restricted Period" means the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

         "Restricted Stock" means one or more shares of Common Stock, prior to the lapse of restrictions thereon, granted under Article VIII of the Plan.

         "Retirement" means termination of Employment of an Employee, or if determined by the Committee, termination of service of a Non-Employee Director, under circumstances as shall constitute retirement, as determined by the Committee.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Spread" means the amount determined pursuant to Section 7.1(a) of the Plan.

         "Stock Appreciation Rights" means an Award granted pursuant to Article VII of the Plan.

         1.3 SHARES SUBJECT TO THE PLAN. The maximum number of shares of Common Stock that may be issued under the Plan shall be 1,000,000 shares. In addition, during any calendar year, the number of shares of Common Stock reserved for issuance under the Plan which are subject to Options that may be granted to any one Participant plus the number of such shares underlying Stock Appreciation Rights that may be granted to that same Participant shall not exceed 200,000 shares. Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to ensure that after such event the shares of Common Stock subject to the Plan and each Participant's proportionate interest shall be maintained substantially as before the occurrence of such event, the Committee shall, in such manner as it may deem equitable, adjust (a) the number of shares of Common Stock with respect to which Awards may be granted, (b) the number of shares of Common Stock subject to outstanding Awards and (c) the grant or exercise price with respect to an Award. Such adjustment in an outstanding Option shall be made (i) without change in the total price applicable to the Option or any unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in exercise price per share. The Committee's determinations shall be final, binding and conclusive with respect to the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Plan is reduced for any reason whatsoever, or in the event any Award (or portion thereof) granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares that cease to be subject to an Award because of the exercise of the Award, or the vesting of a Restricted Stock Award or similar Award, shall no longer be subject to or available for any further grant under the Plan. Shares issued pursuant to the Plan (x) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (y) shall be fully paid and nonassessable. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash.

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         1.4 ADMINISTRATION OF THE PLAN.

         (a) Committee, Meetings, Rule Making and Interpretations. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall (i) interpret the Plan and all Awards under the Plan, (ii) make, amend and rescind such rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any grantee, holder or beneficiary of an Award, any stockholder and any Employee, Consultant or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the fullest extent permitted by law.

         1.5 GRANTING OF AWARDS TO PARTICIPANTS. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Consultant or Non-Employee Director, nor his or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Committee may determine.

         1.6 LEAVE OF ABSENCE. If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an "Employee" for purposes of an outstanding Award during the period of such leave, provided that it does not exceed 90 days (or such longer period as may be determined by the Committee in its sole discretion), or, if longer, so long as the person's right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days (or such longer period as may be determined by the Committee in its sole discretion), the employment relationship shall be deemed to have terminated on the ninety-first (91st) day (or the first day immediately following any period of leave in excess of 90 days as approved by the Committee) of such leave, unless the person's right to reemployment is guaranteed by statute or contract.

         1.7 TERM OF PLAN. If not sooner terminated under the provisions of
Section 1.8, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

         1.8 AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that subject to Section 11.12, no amendment, suspension or termination of the Plan may without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights with respect to such Award in any material respect; and provided further that no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by (a) applicable legal requirements, (b) the requirements of any securities exchange on which the Company's stock may be listed or (c) the requirements of the Nasdaq Stock Market, Inc. on which the Company's stock may be listed. Notwithstanding the foregoing, the Board may amend the Plan in such manner as it deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws.

                                   ARTICLE II
                              NON-QUALIFIED OPTIONS

         2.1 ELIGIBILITY. The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Consultant and Non-Employee Directors according to the terms set forth below. Each Non-Qualified Option granted under the Plan shall be evidenced by a written agreement between the Company and the individual to whom such Non-Qualified Option was granted in such form as the Committee shall provide.

         2.2 EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this Article II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option. The exercise price for each Non-Qualified Option granted under Article II shall be subject to adjustment as provided in Section 2.3(e) of the Plan.

         2.3 TERMS AND CONDITIONS OF NON-QUALIFIED OPTIONS. Non-Qualified Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

         (a) Option Period and Conditions and Limitations on Exercise. No Non-Qualified Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Non-Qualified Option shall be exercisable at such time or times as the Committee, in its discretion, may determine at the time such Non-Qualified Option is granted.

         (b) Manner of Exercise. In order to exercise a Non-Qualified Option, the person or persons entitled to exercise such Non-Qualified Option shall deliver to the Company payment in full for (i) the shares being purchased and
(ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Non-Qualified Option shall either be (x) in cash or by check payable and acceptable to the Company, (y) with the consent of the Committee, which consent may be granted or withheld in the Committee's sole discretion, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the

Non-Qualified Option is being exercised and by paying any remaining amount of the exercise price as provided in (x) above or (z) with the consent of the Committee, which may be granted or withheld in the Committee's sole discretion, and upon compliance with such instructions as the Committee may specify, at the person's written request the Company may deliver certificates for the shares of Common Stock for which the Non-Qualified Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person's behalf from the proceeds of such sale the full amount of the exercise price, plus all required withholding taxes. In the event that the person elects to make payment as allowed under clause (y) above, the Committee may, upon confirming that the Optionee owns the number of shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Non-Qualified Option, less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

         (c) Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to exercise of Non-Qualified Options exercised under the Plan will be used for general corporate purposes.

         (d) Non-Qualified Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by
(i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order, and during the lifetime of the Participant to whom any such Non-Qualified Option is granted, it shall be exercisable only by the Participant (or his guardian). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Non-Qualified Option with respect to the shares involved in such attempt. With respect to a specific Non-Qualified Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Non-Qualified Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee. Any Non-Qualified Option that is transferred in accordance with the provisions of this Section 2.3(d) may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Options pursuant to the transfer.

         (e) Adjustment of Non-Qualified Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make appropriate and equitable adjustments to all Non-Qualified Options then outstanding as provided in Section 1.3.

         (f) Listing and Registration of Shares. Each Non-Qualified Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Non-Qualified Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Non-Qualified Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

         2.4 OPTION REPRICING. With shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

         2.5 VESTING. See Section 11.11 of the Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 11.12 of the Plan relating to vesting in connection with a Change of Control.

                                  ARTICLE III
                          NON-EMPLOYEE DIRECTOR OPTIONS

         The terms specified in this Article III shall be applicable to all Non-Employee Director Options. Except as modified by the provisions of this
Article III, all the provisions of Article II shall be applicable to Non-Employee Director Options.

         3.1 ELIGIBILITY AND MAXIMUM. Non-Employee Director Options may only be granted to Non-Employees Directors, and in the aggregate the maximum number of shares of Common Stock that may be issued pursuant to Non-Employee Director Options shall be 150,000 shares (out of the number set forth in Section 1.3 of the Plan).

         3.2 AUTOMATIC INITIAL GRANTS.

         (a) Upon Occurrence of Initial Public Offering of Common Stock. Immediately after the pricing of an initial public offering of Common Stock, each Non-Employee Director in office at such time shall receive, without the exercise of the discretion of any other person or persons, including, without limitation, the Board or the Committee or any member thereof, a one-time grant of a Non-Employee Director Option to purchase up to 20,000 shares of Common Stock, and the FMV Per Share at the time of such grant shall be deemed to be the price at which the Common Stock is offered in the initial public offering.

         (b) After Occurrence of Initial Public Offering. After the occurrence of an initial public offering of Common Stock, each Non-Employee Director who thereafter joins the Board shall, upon first joining the Board, receive, without the exercise of the discretion of any other person or persons, including, without limitation, the Board or the Committee or any member thereof, a one-time grant of a Non-Employee Director Option to purchase up to 20,000 shares of Common Stock; provided, however, that no Non-Employee Director who receives a grant of a Non-Employee Director Option pursuant to Section 3.2(a) of the Plan shall be granted or eligible to receive a grant of a Non-Employee Director Option pursuant to this Section 3.2(b).

         3.3 ADDITIONAL GRANTS. The Board or the Committee may, from time to time, make additional grants of Non-Employee Director Options.

         3.4 EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Employee Director Option granted under this Article III shall be the FMV Per Share on the date of grant of such Non-Employee Director Option, which, in the case of Non-Employee Director Options issued pursuant to Section 3.2(a) shall be deemed to be the price at which the Common Stock is offered in the initial public offering. The exercise price for each Non-Employee Director Option granted under this Article III shall be subject to adjustment as provided in Section 2.3(e) of the Plan.

         3.5 VESTING. Each Non-Employee Director Option shall be subject to a three-year vesting schedule, pursuant to which one-third of such Non-Employee Director Option shall become vested on the first (1st) anniversary of the date of grant, one-third of such Non-Employee Director Option shall become vested on the second (2nd) anniversary of the date of grant and the remaining one-third of such Non-Employee Director Option shall become vested on the third (3rd) anniversary of the date of grant; provided, however, that in the event that an incumbent Non-Employee Director is not nominated for election to an additional term as a director, all Non-Employee Director Options held by such incumbent Non-Employee Director shall immediately vest in full upon the expiration of his then-current term of office. In addition to the foregoing, all Non-Employee Director Options shall be subject to the provisions of Section 11.11 and Section
11.12 to the extent such provisions do not conflict with the provisions of this
Section 3.4.

                                   ARTICLE IV
                                INCENTIVE OPTIONS

         The terms specified in this Article IV shall be applicable to all Incentive Options. Except as modified by the provisions of this Article IV, all the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall NOT be subject to the terms of this Article IV.

         4.1 ELIGIBILITY. Incentive Options may only be granted to Employees.

         4.2 EXERCISE PRICE. Subject to Section 4.4, the exercise price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Option.

         4.3 DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate which is a parent or subsidiary as defined in Code Sections 424(e) or (f), as applicable) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Options shall be applied on the basis of the order in which such Options are granted.

         4.4 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any "parent corporation" of the Company (as defined in Section 424(e) of the Code) or any "subsidiary corporation" of the Company (as defined in Section 424(f) of the Code), then the exercise price per share under such Incentive Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option term shall not exceed five (5) years measured from the date of grant. For purposes of the immediately preceding sentence, the attribution rules under
Section 424(d) of the Code shall apply for purposes of determining an Employee's ownership.

         4.5 INCENTIVE OPTIONS NOT TRANSFERABLE. No Incentive Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Optionee's lifetime by any person other than the Optionee (or his guardian).

         4.6 COMPLIANCE WITH CODE SECTION 422. All Options that are intended to be Incentive Stock Options described in Code Section 422 shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422.

         4.7 LIMITATIONS ON EXERCISE. No Incentive Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

                                   ARTICLE V
                                 PURCHASED STOCK

         5.1 ELIGIBILITY. The Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and Non-Employee Directors of the Company or its Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article V. Each issuance of Common Stock under this Article V shall be evidenced by an agreement, which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.

         5.2 PURCHASE PRICE. The price per share of Common Stock to be purchased by a Participant under this Article V shall be determined in the sole discretion of the Committee, and may be less than, but shall not greater than the FMV Per Share at the time of purchase.

         5.3 PAYMENT OF PURCHASE PRICE. Payment of the purchase price of Purchased Stock under this Article V shall be made in full in cash.

                                   ARTICLE VI
                                   BONUS STOCK

         The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees, Consultants and Non-Employee Directors. Such grants of Bonus Stock shall be in consideration of performance of services by the Participant without additional consideration, except as may be required by the Committee or pursuant to Section 11.1. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VIII.

                                  ARTICLE VII
                   STOCK APPRECIATION RIGHTS AND PHANTOM STOCK

         7.1 STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants and Non-Employee Directors on the following terms and conditions.

         (a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the FMV Per Share on the date of exercise over (ii) the exercise price of the Stock Appreciation Right as determined by the Committee (such excess, the "Spread"). Notwithstanding the foregoing, the Committee may provide, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

         (b) Rights Related to Options. A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of the amount of the Spread as computed pursuant to Section 7.1(a) hereof. That Option shall then cease to be exercisable to the extent surrendered. Such grant may be made at the time of the grant of the Option or at any time thereafter, but prior to expiration of the underlying Option. A Stock Appreciation Right granted in connection with an Option shall provide for an exercise price that is not less than one hundred percent (100%) of the FMV Per Share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable (other than by will or the laws of descent and distribution) except to the extent that the related Option is transferable.

         (c) Right Without Option. A Stock Appreciation Right granted independent of an Option shall provide for an exercise price per share of Common Stock that is not less than one hundred percent (100%) of the FMV Per Share of Common Stock on the date of grant of the Stock Appreciation Right and shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right and shall not be transferable (other than by will or the laws of descent and distribution).

         (d) Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award and any other terms and conditions of any Stock Appreciation Right.

         7.2 PHANTOM STOCK AWARDS. Subject to Section 11.5 of the Plan, the Committee is authorized to grant Phantom Stock Awards to Employees, Consultants and Non-Employee Directors, which are rights to receive cash equal to the Fair Market Value of a specified number of shares of Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

         (a) Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award by the Committee or, if permitted by the Committee, as elected by the Participant. In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose in its sole discretion, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including times based on achievement of performance goals and/or future service requirements), separately or in combination, as the Committee may determine in its sole discretion to be appropriate or advisable for any Award; provided, however, that Phantom Stock Awards shall not be transferable (other than by will or the laws of descent and distribution).

         (b) Forfeiture. Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases which it determines appropriate or advisable waive in whole or in part the forfeiture of Phantom Stock Awards.

         (c) Performance Goals. To the extent the Committee determines that any Award granted pursuant to this Article VII shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee's discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 9.2.

                                  ARTICLE VIII
                                RESTRICTED STOCK

         8.1 ELIGIBILITY. All Employees, Consultants and Non-Employee Directors shall be eligible for grants of Restricted Stock.

         8.2 RESTRICTIONS, RESTRICTED PERIOD AND VESTING.

         (a) The Restricted Stock shall be subject to such forfeiture restrictions (including, without limitation, limitations that qualify as a "substantial risk of forfeiture" within the meaning given to that term under Section 83 of the Code) and restrictions on transfer by the Participant and repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to the lapse of such restrictions, the Participant shall not be permitted to transfer such shares. The Company shall have the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if (i) the Participant shall terminate Employment from or services to the Company prior to the lapse of such restrictions or (ii) the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award.

         (b) Vesting. See Section 11.11 of the Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 11.12 of the Plan relating to vesting in connection with a Change of Control.

         (c) Immediate Transfer Without Immediate Delivery of Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank until such time as the restrictions on transfer have lapsed. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that the Committee may in the Award restrict the Participant's right to dividends until the restrictions on the Restricted Stock lapse. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

                  The shares represented by this certificate have been issued pursuant to the terms of the 2004 WCA Waste Corporation Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated _______________, 200___.

         8.3 FORFEITURE OF RESTRICTED STOCK. If, for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restricted Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Participant and reacquired by the Company.

         8.4 DELIVERY OF SHARES OF COMMON STOCK. Pursuant to Section 11.5 of the Plan and subject to the withholding requirements of Article XII of the Plan, at the expiration of the Restricted Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restricted Period has expired shall be delivered without charge to the Participant, or his personal representative, free of all restrictions under the Plan.

                                   ARTICLE IX
                               PERFORMANCE AWARDS

         9.1 PERFORMANCE AWARDS. The Committee may grant Performance Awards based on performance criteria measured over a period of not less than six months and not more than ten years. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited under Section 9.2 in the case of a Performance Award granted to a Covered Employee.

         9.2 PERFORMANCE GOALS. The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 9.2.

         (a) General. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is "substantially uncertain" at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

         (b) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Participant: (i) earnings per share; (ii) increase in price per share, (iii) increase in revenues; (iv) increase in cash flow; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; and (xviii) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or components thereof or a group of comparable companies.

         (c) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than six months and not more than ten years, as specified by the Committee. Performance goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

         (d) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a performance period. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award which is intended to comply with Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

         (e) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award and the achievement of performance goals relating to Performance Awards shall be made in a written agreement or other document covering the Performance Award. The Committee may not delegate any responsibility relating to such Performance Awards.

         (f) Status of Performance Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto) shall constitute "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 9.2 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. Notwithstanding the foregoing, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE X
                     OTHER STOCK OR PERFORMANCE-BASED AWARDS

         The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company or its Affiliates, Other Stock or Performance-Based Awards, which shall consist of a right which (a) is not an Award described in any other Article and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, units or securities convertible into shares of Common Stock) or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, which shall be contained in a written agreement or other document covering such Awards.

                                   ARTICLE XI
                   CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

         11.1 GENERAL. Awards shall be evidenced by a written agreement or other document and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 11.12, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person's rights with respect to such Award in any material respect. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that, subject to Section 11.12, the Committee shall not have discretion to accelerate or waive any term or condition of an Award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware Corporation Law, no consideration other than services may be required for the grant of any Award.

         11.2 STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE AWARDS. Subject to
Section 2.4 of the Plan, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any such action contemplated under this Section 11.2 shall be effective only to the extent that such action will not cause (a) the holder of the Award to lose the protection of Section 16(b) of the Exchange Act and rules and regulations promulgated thereunder or (b) any Award that is designed to qualify payments thereunder as performance-based compensation as defined in
Section 162(m) of the Code to fail to qualify as such performance-based compensation.

         11.3 TERM OF AWARDS. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

         11.4 FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. In the discretion of the Committee, Awards granted pursuant to Article VII or Article IX of the Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 1.8 of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute any "employee benefit plan" for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

         11.5 VESTED AND UNVESTED AWARDS. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (a) Restricted Stock, a certificate, without the legend set forth in Section 8.2(c) for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Employee, (b) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares equal to the number of shares of Phantom Stock earned and (c) Stock Appreciation Rights or Performance Awards, cash and/or a certificate for the number of shares equal in value to the number of Stock Appreciation Rights or amount of Performance Awards vested shall be delivered to the person. The number of shares of Common Stock which shall be issuable upon exercise of a Stock Appreciation Right or earning of a Performance Award shall be determined by dividing (1) by (2) where (1) is the number of shares of Common Stock as to which the Stock Appreciation Right is exercised multiplied by the Spread or the amount of Performance Award that is earned and payable, as applicable, and (2) is the FMV Per Share of Common Stock on the date of exercise of the Stock Appreciation Right or the date the Performance Award is earned and payable, as applicable. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Options, shares of Restricted Stock, Phantom Stock, Stock Appreciation Rights or Performance Awards, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

         11.6 EXEMPTIONS FROM SECTION 16(b) LIABILITY. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

         11.7 SECURITIES REQUIREMENTS. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.

         11.8 TRANSFERABILITY.

         (a) Non-Transferable Awards and Options. Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Purchased Stock, Bonus Stock or Restricted Stock as to which restrictions have lapsed, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 11.8(a) shall be void and ineffective for all purposes.

         (b) Ability to Exercise Rights. Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant's estate, or the person or persons to whom the Participant's rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant's beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

         11.9 RIGHTS AS A STOCKHOLDER.

         (a) No Stockholder Rights. Except as otherwise provided in Section 11.9(b), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 11.9(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

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
         (b) Holder of Restricted Stock. Unless otherwise approved by the Committee prior to the grant of a Restricted Stock Award, a Participant who has received a grant of Restricted Stock or a permitted transferee of such Participant shall not have any rights of a stockholder until such time as a stock certificate has been issued with respect to all, or a portion of, such Restricted Stock Award.

         11.10 LISTING AND REGISTRATION OF SHARES OF COMMON STOCK. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

         11.11 TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT.

         (a) Termination of Employment. Unless otherwise provided in the Award, if Employment of an Employee or service of a Non-Employee Director is terminated for any reason whatsoever other than death, Disability or Retirement, or if service of a Consultant is terminated for any reason whatsoever other than death, any nonvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall wholly and completely terminate and no further vesting shall occur, and the Employee, Consultant or Non-Employee Director shall be entitled to exercise his or her rights with respect to the portion of the Award vested as of the date of termination for a period that shall end on the earlier of (i) the expiration date set forth in the Award with respect to the vested portion of such Award or (ii) the date that occurs six (6) months after such termination date (three (3) months after the date of termination in the case of an Incentive Option).

         (b) Retirement. Unless otherwise provided in the Award, upon the Retirement of an Employee or, if applicable, Non-Employee Director:

                  (i) any nonvested portion of any outstanding Award shall immediately terminate and no further vesting shall occur; and

                  (ii) any vested Award shall expire on the earlier of (A) the expiration date set forth in the Award or (B) the expiration of (x) twelve (12) months after the date of Retirement in the case of any Award other than an Incentive Option and (y) three (3) months after the date of Retirement in the case of an Incentive Option.

         (c) Disability or Death. Unless otherwise provided in the Award, upon termination of Employment or service from the Company or any Affiliate that is a parent or subsidiary of the Company as a result of Disability of an Employee or Non-Employee Director or death of an Employee, Non-Employee Director or Consultant, or with respect to a Participant who is either a retired former Employee or Non-Employee Director who dies during the period described in
Section 11.11(b), hereinafter the "Applicable Retirement Period," or a disabled former Employee or Non-Employee Director who dies during the period that expires on the earlier of the expiration date set forth in any applicable outstanding Award or the first anniversary of the person's termination of Employment or service due to Disability, hereinafter the "Applicable Disability Period,"

                  (i) any nonvested portion of any outstanding Award that has not already terminated shall immediately terminate and no further vesting shall occur; and

                  (ii) any vested Award shall expire upon the earlier of (A) the expiration date set forth in the Award or (B) the later of (1) the first anniversary of such termination of Employment as a result of Disability or death or (2) the first anniversary of such person's death during the Applicable Retirement Period or the Applicable Disability Period.

         (d) Continuation. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may provide for the continuation of any Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Participant ceases to be an Employee, Consultant or Non-Employee Director.

         11.12 CHANGE IN CONTROL.

         (a) Change in Control. Unless otherwise provided in the Award, in the event of a Change in Control described in clauses (ii), (iii) or (iv) of the definition of Change in Control under Section 1.2 of the Plan:

                  (i) the Committee may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

                  (ii) the Committee may waive all restrictions and conditions of all Restricted Stock and Phantom Stock then outstanding with the result that those types of Awards shall be deemed satisfied, and the Restriction Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change in Control or such other date as may be determined by the Committee; and

                  (iii) the Committee may determine to amend Performance Awards and Other Stock or Performance-Based Awards, or substitute new Performance Awards and Other Stock or Performance-Based Awards in consideration of cancellation of outstanding Performance Awards and any Other Stock or Performance-Based Awards, in order to ensure that such Awards shall become fully vested, deemed earned in full and promptly paid to the Participants as of the date of the Change in Control or such other date as may be determined by the Committee, without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions shall not have been completed or satisfied.

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
         Notwithstanding the above provisions of this Section 11.12(a), the Committee shall not be required to take any action described in the preceding provisions of this Section 11.12(a), and any decision made by the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 11.12(a) shall be final, binding and conclusive with respect to the Company and all other interested persons.

         (b) Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the "cash value" (defined below) of the Awards. Such right shall be exercised by written notice to all Participants. For purposes of this Section 11.12(b), the cash value of an Award shall equal the sum of (i) all cash to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option and (ii) in the case of any Award that is an Option, the excess of the "market value" (defined below) per share over the Option price, if any, multiplied by the number of shares subject to such Award. For purposes of the preceding sentence, "market value" per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Participant by the Company pursuant to this Section 11.12(b) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

                                   ARTICLE XII
                              WITHHOLDING FOR TAXES

         Any issuance of Common Stock pursuant to the exercise of an Option or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

         Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.

                                  ARTICLE XIII
                                  MISCELLANEOUS

         13.1 NO RIGHTS TO AWARDS OR UNIFORMITY AMONG AWARDS. No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.

         13.2 CONFLICTS WITH PLAN. In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

         13.3 NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award.

         13.4 GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

         13.5 GENDER, TENSE AND HEADINGS. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

         13.6 SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

         13.7 OTHER LAWS. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.

         13.8 SHAREHOLDER AGREEMENTS. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders' or repurchase agreement in such form as approved from time to time by the Board.

         13.9 FUNDING. Except as provided under Article VIII of the Plan, no provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the

Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Consultants or Non-Employee Directors under general law.

         13.10 NO GUARANTEE OF TAX CONSEQUENCES. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

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